LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 22, 2016

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

Effective August 1, 2016, the section titled “Management – Investment professionals” in the Summary Prospectus and Prospectus of each fund listed in Schedule A is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Kevin K. Kennedy (Head of Liquidity) and Martin R. Hanley (Portfolio Manager). Messrs. Leech, Kennedy and Hanley have been a part of the portfolio management team for the fund since the fund’s inception. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Effective August 1, 2016, the section titled “More on fund management – Investment professionals” in the Prospectus of each fund listed in Schedule A is deleted and replaced with the following:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Kevin K. Kennedy (Head of Liquidity) and Martin R. Hanley (Portfolio Manager). Messrs. Leech, Kennedy and Hanley have been a part of the portfolio management team for the fund since the fund’s inception. Messrs. Leech, Kennedy and Hanley have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals

SCHEDULE A

Fund	Date of Summary Prospectus and Prospectus
LEGG MASON PARTNERS INCOME TRUST
Western Asset Short Term Yield Fund	November 25, 2015
Western Asset Ultra Short Obligations Fund	November 25, 2015 (Revised December 10, 2015)

Please retain this supplement for future reference.

WASX292040